                                ACCEPTANCE FORM

    To be used to accept the U.S. Offer from Arrasas Limited (the "Offeror") to acquire shares in NCL Holding ASA ("NCL").

                                          Return to:

                                          Den norske Bank ASA
                                          Verdipapirservice
                                          P.O. Box 1171 Sentrum
                                          N-0107 Oslo
                                          Telefax: 011 47 22 48 29 80

    The shareholder register in NCL per 7 January 2000 shows:

                                                                Registered
VPS account:                    No of shares:                   trustee:

CLOSING DATE:

    ACCEPTANCE MUST BE RECEIVED BY DEN NORSKE BANK ASA, VERDIPAPIRSERVICE PRIOR TO THE EXPIRATION TIME. SHAREHOLDERS WHOSE NCL SHARES ARE HELD IN SEVERAL VPS ACCOUNTS WILL RECEIVE AN ACCEPTANCE FORM FOR EACH ACCOUNT. ALL ACCEPTANCE FORMS MUST BE FILLED IN AND RETURNED BEFORE THE EXPIRATION OF THE OFFERS. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS DESCRIBED TO THEM IN THE OFFER TO PURCHASE, DATED JANUARY 13, 2000 (THE "OFFER TO PURCHASE")

TO ARRASAS LIMITED

 1. I/We have received the Offer to Purchase and hereby accept the U.S. Offer to acquire my/our Shares in NCL in accordance with the terms set out in the U.S. Offer.

 2. [ ] Irrespective of 1. above, I/we accept the U.S. Offer only with regard to ________ Shares, which amounts to less than all of my/our Shares registered on my/our VPS-account. (Check box only if you want partial acceptance).

 3. I/we further accept that the Shares covered by this acceptance will be transferred to a special blocked VPS account held in my name, with the Manager Alfred Berg Norge ASA as trustee.

 4. I/We give Den norske Bank ASA, Verdipapirservice an ad-hoc irrevocable authority on behalf of the trustee to debit the Shares covered by this acceptance from my/our VPS account.

 5. I/We give Den norske Bank ASA, Verdipapirservice an ad-hoc irrevocable authority on behalf of the trustee to transfer the Shares to a VPS account in the Offeror's name.

 6. I/We accept that payment will be made through a credit to my/our bank account recorded at my/our VPS account as the account into which dividends are to be paid or, where there is no record of such an account, that the payment will be sent to me/us by bank giro. (Please refer to the instruction regarding backup withholding and attached Substitute Form W-9).

 7. [ ] I/We elect to receive payment in U.S. dollars, in accordance with the Offer to Purchase. (Check box only if you want to receive payment in U.S. dollars).

 8. My/Our Shares are to be transferred free of any kind of encumbrances. I/We recognise that this acceptance can be treated as valid only if any trustees (marked "YES" under "Registered trustee" on the right above) have consented in signing on this acceptance form to the sale and transfer of the Shares to the Offeror.

 9. The Offeror will pay my/our VPS transaction costs relating directly to my/our acceptance.

10. This agreement is governed by, and is to be interpreted in accordance with, Norwegian law. Any conflicts arising in connection with this agreement which cannot be amicably settled, are to be resolved through arbitration in accordance with the Oslo Stock Exchange Regulations section 26-5, at a legal venue in Oslo.

------------------------------     ------------------------    -----------------------------------------------------
             Place                           Date                                  Signature(1)
                                                                  (1) A proxy form or company certificate must be
                                                                          attached if signed by a proxy.

TRUSTEE:

    VPS accounts marked "YES" on the right above are registered in the name of a trustee. As the trustee, the undersigned consents to the transaction being accomplished:


------------------------------     ------------------------    -----------------------------------------------------
             Place                           Date                             Trustee's Signature(1)
                                                                  (1) A proxy form or company certificate must be
                                                                          attached if signed by a proxy.

                    INSTRUCTION REGARDING BACKUP WITHHOLDING

     Under U.S. federal income tax law, payment of cash by the Norway Receiving Agent to a U.S. Shareholder may, under certain circumstances, be subject to U.S. backup withholding tax at a 31% rate unless the U.S. Shareholder establishes entitlement to an exemption in the manner described below. In order to avoid such backup withholding, each U.S. Shareholder delivering Shares to the Norway Receiving Agent is advised to (a) complete and sign the Substitute Form W-9 included with this Acceptance Form, (b) provide its taxpayer identification number ("TIN") and (c) certify, under penalties of perjury, that the TIN so provided is correct and either that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends, (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding or (iii) that the holder is exempt from backup withholding. In general, if a holder is an individual, the TIN is the individual's Social Security number. If the correct TIN is not provided, the holder may, under certain circumstances, be subject to a $50 penalty imposed by the IRS.

     The box in Part 2 of Substitute Form W-9 may be checked if the U.S. Shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the U.S. Shareholder should also complete the Certificate of Awaiting Taxpayer Identification Number. If the box in Part 2 is checked, the 31% backup withholding tax may be imposed on payments made on account of a tender pursuant to the U.S. Offer until the holder furnishes its TIN. For further information concerning backup withholding and instructions for completing the Substitute Form W-9, consult the enclosed "Guidelines for Certification of Taxpayer Identification number on Substitute Form W-9."

     Certain exempt recipients (including, among others, all corporations) are not subject to those back-up withholding requirements.

     Failure to complete the Substitute Form W-9 will not, by itself, cause the Shares to be deemed invalidly tendered, but may require a broker or custodian with certain connections to the United States to withhold tax at the 31% rate. Backup withholding is not an additional U.S. federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

                       PAYER'S NAME: DEN NORSKE BANK ASA
--------------------------------------------------------------------------------

SUBSTITUTE                       PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT           Social Security Number or
FORM W-9                         RIGHT AND CERTIFY BY SIGNING AND DATING BELOW        Employer Identification Number
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE
PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER ("TIN")
                                ----------------------------------------------------------------------------------------
                                                                PART 2--Awaiting TIN [ ]
-------------------------------------------------------------------------------------------------------------------------

PART 3--CERTIFICATION--Under the penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be assigned to me), and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interests or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
Certification Information--You must cross out Item (2) above if you have been notified by the IRS that you are temporarily subject to backup withholding because of under-reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the
IRS that you are no longer subject to backup withholding, do not cross out such Item (2).
-------------------------------------------------------------------------------------------------------------------------

 Name
 ------------------------------------------------------------------------------------------------------------------------
 (PLEASE PRINT)
 Address
 ------------------------------------------------------------------------------------------------------------------------
 (INCLUDING ZIP CODE)
 Signature
 ------------------------------------------------------------------------------------------------------------------------
 Date
 ------------------------------------------------------------------------------------------------------------------------ ,
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part 2 (and have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me prior to the time I provide the Depository with a properly certified taxpayer identification number will be subject to a 31% back-up withholding tax.

----------------------------------------   -------------------------------------
               Signature                                  Date
NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACK-UP WITHHOLDING OF 31% OF ANY CASH PAYMENT MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                         The Norway Receiving Agent is:

                              DEN NORSKE BANK ASA

                              Den norske Bank ASA
                               Verdipapirservice
                                  Aker Brygge
                             P.O. Box 1171 Sentrum
                                  N-0107 Oslo
                                     Norway
                         Facsimile: 011 47 22 48 29 80

                   The Manager of the International Offer is:

                            [ALFRED BERG SIGNATURE]
                                    ABN-AMRO

                                 Stortorvet 10
                              Postboks 483 Sentrum
                                  N-0105 Oslo
                                     Norway
                         Telephone: 011 47 22 00 50 00

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------------
                                         GIVE THE
              FOR THIS TYPE OF ACCOUNT:  SOCIAL SECURITY
                                         NUMBER OF--
------------------------------------------------------------

 1.  An individual's account             The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         joint funds, the
                                         first individual on
                                         account(1)
 3.  Husband and wife (joint account)    The actual owner of
                                         the account or, if
                                         joint funds, either
                                         person(1)
 4.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint account)     The adult or, if
                                         the minor is the
                                         only contributor,
                                         the minor(1)
 6.  Account in the name of guardian or  The ward, minor, or
     committee for a designated ward,    incompetent
     minor, or incompetent person        person(3)
 7.  a. The usual revocable savings      The grantor-
        trust account (grantor is also   trustee(1)
        trustee)
     b. So-called trust account that is  The actual owner(1)
        not a legal or valid trust
        under State law
 8.  Sole proprietorship account         The Owner(4)
------------------------------------------------------------
------------------------------------------------------------
                                         GIVE THE EMPLOYER
              FOR THIS TYPE OF ACCOUNT:  IDENTIFICATION
                                         NUMBER OF--
------------------------------------------------------------

 9.  A valid trust, estate, or pension   The legal entity
     trust                               (Do not furnish the
                                         identifying number
                                         of the personal
                                         representative or
                                         trustee unless the
                                         legal entity itself
                                         is not designated
                                         in the account
                                         title.)(5)
10.  Corporate account                   The corporation
11.  Religious, charitable, or           The organization
     educational organization account
12.  Partnership account held in the     The partnership
     name of the business
13.  Association, club, or other tax-    The organization
     exempt organization
14.  A broker or registered nominee      The broker or
                                         nominee
15.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a State or
     local government, school district,
     or prison) that receives
     agricultural program payments
------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
  - A corporation.
  - A financial institution.
  - An organization exempt from tax under section 501(a), an individual retirement plan or a custodial account under Section 403(b)(7).
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under section 584(a).
  - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
  - An entity registered at all times under the Investment Company Act of 1940.
  - A foreign central bank of issue.
  Payment of dividends and patronage dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under section 1441.
  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
  - Payments of patronage dividends where the amount renewed is not paid in money.
  - Payments made by certain foreign organizations.
  - Payments made to a nominee.
  Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  - Payments of tax-exempt interest (including exempt-interest dividends under section 852).
  - Payments described in section 6049(b)(5) to nonresident aliens.
  - Payments on tax-free covenant bonds under section 1451.
  - Payments made by certain foreign organizations.
  - Payments made to a nominee.
  Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

  Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050(A).

PRIVACY ACT NOTICE. --Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. --If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDER. --If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.